UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2004

                                   __________


                          VISHAY INTERTECHNOLOGY, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-7416                 38-1686453
          --------                      ------                 ----------
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                    Identification Number)

    63 Lincoln Highway, Malvern, PA                            19355-2120
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip code)

Registrant's telephone number, including area code   610-644-1300
                                                    -------------


         (Former name or former address, if changed since last report.)

Item 7.01 - Regulation FD Disclosure

On October 15, 2004 Vishay Intertechnology, Inc. issued a press release updating its guidance for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.   Description
-----------   ------------

99            Press release dated October 15, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 15, 2004

                                    VISHAY INTERTECHNOLOGY, INC.

                                    By: /s/ Richard N. Grubb
                                       ---------------------------
                                    Name:  Richard N. Grubb
                                    Title: Executive Vice President and
                                           Chief Financial Officer